UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2006

TIER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23195	94-3145844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10780 Parkridge Blvd., 4th Floor Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

(571) 382-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 6, 2005, Tier Technologies, Inc. (the “Company”) and its wholly owned subsidiaries, Official Payments Corporation and EPOS Corporation, entered into an Assumption Agreement with City National Bank (“CNB”) which binds EPOS Corporation to the Credit Agreement previously signed by the Company and CNB on June 28, 2005.

Also on January 6, 2005, EPOS Corporation entered into a Security Agreement with CNB, which grants CNB a security interest in listed collateral.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

By:	/s/ David E. Fountain
Name:	David E. Fountain
Title:	Chief Financial Officer

Date: January 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	City National Bank Assumption Agreement

99.2	City National Bank Security Agreement

99.3	Third Amendment, dated June 28, 2005, to the Credit and Security Agreement dated January 29, 2003, by and between the Registrant, Official Payments Corporation and City National Bank(1)

(1)	Filed as an exhibit to Form 8-K, filed July 5, 2005 and incorporated herein by reference.